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                                                                    Exhibit 10.2

                           SEVENTH AMENDMENT AGREEMENT


         This Seventh Amendment Agreement is effective as of the 27th day of March 2001, by and among ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation ("U.S. Borrower"), VENTURE LIGHTING POWER SYSTEMS, NORTH AMERICA INC. (f.k.a. Ballastronix Incorporated), a corporation organized under the laws of the Province of Nova Scotia, CANADIAN LIGHTING SYSTEMS HOLDING, INCORPORATED, a corporation organized under the laws of the Province of Nova Scotia (collectively, "Canadian Borrowers" and, individually, "Canadian Borrower"), PARRY POWER SYSTEMS LIMITED (Company No. 2833448, f.k.a. Venture Lighting Europe Ltd.), incorporated under the laws of England, VENTURE LIGHTING EUROPE LTD. (Company No. 3341889, f.k.a. Parry Power Systems Limited), incorporated under the laws of England (collectively, "UK Borrowers" and, individually, "UK Borrower", and together with U.S. Borrower and Canadian Borrowers, collectively, "Borrowers" and, individually, "Borrower"), the banking institutions listed on
Schedule 1 (as amended herein) to the Credit Agreement, as hereinafter defined ("Banks"), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks ("Agent"):

         WHEREAS, Borrowers, Agent and the Banks are parties to a certain Credit Agreement dated as of May 21, 1999, as amended, that provides, among other things, for loans aggregating Sixty Million Dollars ($60,000,000), all upon certain terms and conditions stated therein ("Credit Agreement");

         WHEREAS, Borrowers, Agent and the Banks desire to amend the Credit Agreement to modify certain provisions thereof; and

         WHEREAS, each term used herein shall be defined in accordance with the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, Borrowers, Agent and the Banks hereby agree as follows:

         1. Subsection (vii) of Section 5.11 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "any advance or loan to an officer or employee of a Borrower or a Subsidiary made in the ordinary course of such Company's business, so long as all such advances and loans from all Companies aggregate not more than the maximum principal sum of Four Million Dollars ($4,000,000) at any time outstanding (excluding the loan to Wayne R. Hellman referred to in (viii) below);"



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         2. Subsection (viii) of Section 5.11 of the Credit Agreement, which was deleted pursuant to the terms of the Second Amendment Agreement, is hereby added to read in its entirety as follows:

"the loan from U.S. Borrower to Wayne R. Hellman, outstanding on the Closing Date in the principal amount of Nine Million Dollars ($9,000,000);"

         3. Concurrently with the execution of this Seventh Amendment Agreement, Borrowers shall:

                  (a) cause each Guarantor of Payment to consent and agree to and acknowledge the terms of this Seventh Amendment Agreement;

                  (b) deliver such other documents as may reasonably be required by Agent in connection with this Seventh Amendment Agreement; and

                  (c) pay to Agent on behalf of the Banks a fee of $100,000, plus all legal fees and expenses of Agent in connection with this Seventh Amendment Agreement.

         4. Borrowers hereby represent and warrant to Agent and the Banks that
(a) each Borrower has the legal power and authority to execute and deliver this Seventh Amendment Agreement; (b) the officers executing this Seventh Amendment Agreement have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof, (c) the execution and delivery hereof by Borrowers and the performance and observance by Borrowers of the provisions hereof do not violate or conflict with the organizational agreements of any Borrower or any law applicable to any Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against any Borrower; (d) no Unmatured Event of Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Seventh Amendment Agreement or by the performance or observance of any provision hereof; (e) neither Borrower nor any Guarantor of Payment is aware of any claim or offset against, or defense or counterclaim to, any of Borrowers' or any Guarantor of Payment's obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Seventh Amendment Agreement constitutes a valid and binding obligations of each Borrower in every respect, enforceable in accordance with its terms.

         5. Each reference that is made in the Credit Agreement or any other writing to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Seventh Amendment Agreement is a Related Writing as defined in the Credit Agreement.

         6. Each Borrower and each Guarantor of Payment, by signing below, hereby waives and releases Agent and each of the Banks and their respective directors, officers, employees, attorneys,


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affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any Borrower and any Guarantor of Payment is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

         7. This Seventh Amendment Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         8. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

         9. JURY TRIAL WAIVER. BORROWERS, AGENT AND EACH OF THE BANKS WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY BORROWER, AGENT AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY AGENT'S OR ANY BANK'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT BETWEEN BORROWERS, AGENT AND THE BANKS, OR ANY THEREOF.

ADVANCED LIGHTING TECHNOLOGIES            CANADIAN LIGHTING SYSTEMS
                                          HOLDING, INCORPORATED


By: /s/ Steven C. Potts                   By:   /s/ R. G. Douglas Oulton
   ---------------------------------         ----------------------------
   Steven C. Potts,                       Title:   VP Finance and Administration
   Chief Financial Officer                      --------------------------------

VENTURE LIGHTING POWER SYSTEMS,           VENTURE LIGHTING EUROPE
NORTH AMERICA INC. (f.k.a. Ballastronix   LTD.
Incorporated)

                                          By:  /s/ E. Young
                                             ----------------------------
By:   /s/ R. G. Douglas Oulton                Title:     Director
   ---------------------------------         ----------------------------
Title:   VP Finance and Administration
      --------------------------------


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PARRY POWER SYSTEMS LIMITED               FLEET NATIONAL BANK, as a Bank


By: /s/ W. Ian Wilkinson               By: /s/  Jack A. Meyers
   --------------------------------        ------------------------------------
Title: Director                        Title: Senior Vice President
       ----------------------------           ---------------------------------


PNC BANK, NATIONAL ASSOCIATION,        SOVEREIGN BANK, as a Bank
  as Agent and as a Bank

                                       By: /s/ Michele A. Walcoff
                                           ------------------------------------
By: /s/ Richard Muse, Jr.              Title: Vice President
    --------------------------------          ---------------------------------
Title: Vice President
      ------------------------------


NATIONAL CITY COMMERCIAL
FINANCE, INC., as a Bank


By:     /s/ Gregory A. Godec
    --------------------------------
Title: Senior Vice President
       -----------------------------


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                            GUARANTOR ACKNOWLEDGMENT
                            ------------------------

         Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Seventh Amendment Agreement. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Guaranty of Payment executed by each of the undersigned shall remain in full force and effect and be unaffected hereby.

                                    ADLT Realty Corp. I, Inc.
                                    ADLT Services, Inc.
                                    APL Engineered Materials, Inc.
                                    Ballastronix (Delaware), Inc.
                                    Lighting Resources International, Inc.
                                    Microsun Technologies, Inc.
                                    Venture Lighting International, Inc.


                                    By: /s/ Steven C. Potts
                                        -------------------------------
                                    Name:    Steven C. Potts
                                    Title:     Chief Financial Officer
                                    of each of the companies listed above

                                    Deposition Sciences, Inc.
                                    Kramer Lighting, Inc.
                                    Ruud Lighting, Inc.


                                    By: /s/ Steven C. Potts
                                        -------------------------------
                                    Name:    Steven C. Potts
                                    Title:     Chief Financial Officer
                                    signing for each of the companies listed
                                    above by Power of Attorney